Acola Corp.

                                   EXHIBIT

Certification of Principal Executive and Finance Officer pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, James N. Baxter, Chief Executive and Financial Officer of Acola Corp.
(the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Report on Form 10-QSB of the Company for the three months and six months ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JAMES N. BAXTER
James N. Baxter
Chief Executive and Financial Officer
Dated: February 17, 2004